Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the use in this report on Form 8-K of Entrade Inc. of our report dated February 1, 1999 relating to the financial statements of ARTRA Group Incorporated.


/s/PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
October 6, 1999